Dear Shareholders:

We are pleased to enclose the semi-annual report on the operations of Integrity Fund of Funds, Inc. for the six months ended June 30th. The Fund's portfolio and related financial statements are presented within for your review.

The stock market, as measured by many averages and indices, has extended the record levels of last year. The economy's inflation threatening growth has lost momentum, lessoning one of the biggest concerns in the financial markets. In April job creation downshifted, retail sales fell, and wholesale prices fell for the fourth cosecutive month.

However, beneath the surface the slowdown was inevitable from the first quarter's robust six percent pace. The possibility of growth resurgence will rise with the tight labor market, and a jobless rate hovering at a 24 year low. Climbing wages and an upbeat household sector as indicated by high levels of consumer confidence has the Federal Reserve on watch.

At times during the first half of 1997, the Fund utilized a partial hedge to protect asset value through the use of Standard & Poor's 500 futures. By using a partial hedge when deemed appropriate, we are allowing the potential for share price appreciation, but at the same time we are protecting against the possibility of major market corrections from our recent record high.

Integrity Fund of Funds share price began 1997 at $12.53 per share and closed June 30th at $13.58 per share. This reflects the strong advance in the market.

Long-term capital appreciation and growth of income has and will continue as the primary objectives as management monitors the mutual fund industry for opportunities.

Sincerely,



Robert E. Walstad                                  Monte Avery
President                                          Chief Portfolio Strategist

SHAREHOLDER REPORTS REVISED
---------------------------

Your fund's annual report is your best source for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you. In addition, the cover letter includes commentary from your fund's portfolio manager on what might be expected in the coming months. Specifically, your report now includes:

*   Terms you'd need to know related to your fund
*   A look at your fund's portfolio composition
*   A look at your fund's average annual total returns

Terms & Definitions
-------------------
Appreciation
     Increase in value of an asset.

Average Annual Total Return
     A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
     A charge applied at the time of the redemption which assumes redemption at the end of the period.

Depreciation
     Decrease in value of an asset.

Growth Fund
     A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research or development.

Growth & Income Fund
     Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
     A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
     Actual price at which a Fund trades in the market place.

Net Asset Value (NAV)
     The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

No-Load
     A mutual fund whose shares are sold with a sales charge added to the net asset value.

Total Return
     Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Load Types
--------------------
[pie chart]
Load      86.5%
No-Load   13.5%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio. As of 6-30-97, the fund has not paid a sales load to any fund.

Portfolio Investment Style
--------------------------
[pie chart]
Growth                56.0%
Growth & Income       34.6%
Aggressive Growth      9.4%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]

               Comparison of change in value of a $10,000 investment in the Integrity Fund of Funds and the S & P 500 Index

               Integrity Fund of    Integrity Fund of Funds
               Funds w/o CDSC       w/ CDSC                    S & P 500 Index
               ---------------------------------------------------------------
1/3/1995       $10,000              $10,000                    $10,000
1995           $12,520              $12,370                    $13,411
1996           $14,252              $14,102                    $16,129
6/30/1997      $15,447              $15,297                    $19,273

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

KEY STATISTICS
--------------

12-31-96 NAV(share value)            $12.53
06-30-97 NAV                         $13.58
Number of Issues                      19
Total Net Assets                     $15,862,692

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

          For periods ending June 30, 1997
---------------------------------------------------
1 year            5 year            Since Inception
---------------------------------------------------
12.73% *            NA                  19.08%*

*The 1 year and Since Inception returns do not include the effect of the Contingent Deferred Sales Charges (1.50%). It would have been 11.23% and 18.61% respectively, if it had. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Schedule of Investments June 30, 1997 (Unaudited)

Name of Issuer
Percentages represent the market value of each investment category                              Market
 to total net assets (Unaudited)                                          Quantity              Value
-------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (97.2%)
AIM Aggressive Growth Fund A                                                2,366          $    105,843
AIM Constellation Fund A                                                   36,845             1,005,511
AIM Value Fund A                                                           43,700             1,479,251
American Fundamental Investors Fund                                        28,908               810,863
American Washington Mutual Investors                                       31,597               905,253
Brandywine Fund                                                             8,010               295,648
Dodge & Cox Stock Fund                                                      8,352               777,909
MFS Research A                                                             77,073             1,613,916
MFS Value A                                                                30,865               424,704
Massachusetts Inv A                                                        69,121             1,181,976
Neuberger & Berman Focus Fund                                               6,096               221,271
Neuberger & Berman Guardian Fund                                           10,154               293,639
New York Venture Fund A                                                    68,489             1,425,933
Putnam Growth & Income Fund A                                              53,799             1,109,331
Putnam Vista  Fund A                                                       68,955               796,428
Putnam Voyager Fund A                                                      19,245               345,454
T. Rowe Price Equity-Income                                                 9,991               250,875
T. Rowe Price New America Growth                                            5,883               245,022
Templeton Growth Fund                                                      94,929             2,127,360
                                                                                            -----------
TOTAL MUTUAL FUNDS (COST: $13,045,966)                                                      $15,416,187

SHORT-TERM SECURITIES (1.4%)
Federated Money Market Trust #092  (COST: $219,683)                                             219,683
                                                                                            -----------
TOTAL INVESTMENTS IN SECURITIES (COST: $13,265,649)                                         $15,635,870
OTHER ASSETS LESS LIABILITIES                                                                   226,822
                                                                                            -----------
NET ASSETS                                                                                  $15,862,692
                                                                                            ===========

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1997(Unaudited)

Statement of Assets and Liabilities June 30, 1997
-------------------------------------------------

ASSETS
     Investments in securities, at value (cost:$13,265,649)           $   15,635,870
     Receivable for fund shares sold                                          13,544
     Accrued dividends receivable                                              8,837
     Variation margin on futures                                             234,000
                                                                      --------------
        Total Assets                                                  $   15,892,251
                                                                      --------------

LIABILITIES
     Bank overdraft                                                   $        5,815
     Payable for fund shares redeemed                                          2,442
     Accrued expenses                                                         21,302
                                                                      --------------
        Total Liabilities                                             $       29,559
                                                                      --------------

NET ASSETS                                                            $   15,862,692
                                                                      ==============

     Net asset value per share, 1,168,268 shares outstanding          $        13.58
                                                                      ==============

Statement of Operations for the six months ended June 30, 1997(Unaudited)

INVESTMENT INCOME
    Dividends                                                         $       53,746
                                                                      --------------
         Total Investment Income                                      $       53,746
                                                                      --------------
EXPENSES
    Investment advisory fees                                          $       62,654
    Custodian fees                                                               696
    Transfer agent fees                                                       10,733
    Accounting service fees                                                   15,492
    Audit and legal fees                                                       4,012
    Directors fees                                                             1,125
    Service fees                                                              17,404
    Insurance                                                                    497
    Printing and postage                                                       6,041
    License, fees, and registrations                                          10,876
                                                                      --------------
        Total expenses                                                $      129,530
    Less expenses waived or absorbed
    by the Fund's manager                                                     18,145
                                                                      --------------
        Total Net Expenses                                            $      111,385
                                                                      --------------
NET INVESTMENT INCOME (LOSS)                                          $      (57,639)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                          $       53,039
     Futures transactions                                                   (256,222)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                           1,881,977
     Futures                                                                (443,402)
                                                                      --------------
          Net realized and unrealized gain
           (loss) on investments and futures                          $    1,235,392
                                                                      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $    1,177,753
                                                                      ==============

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1997

Statement of Changes in Net Assets
For the six months ended June 30, 1997 and year ended December 31, 1996
------------------------------------------------------------------------

                                                                           For the Six Months           For the Year
                                                                             Ended June 30,                Ended
                                                                             1997 (Unaudited)          December 31, 1996
                                                                           ---------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                           $      (57,639)             $      86,965
    Net realized gain (loss) on investment  and futures transactions             (203,183)                   692,756
    Net unrealized appreciation (depreciation) on investments and futures       1,438,575                    334,848
                                                                           ---------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations   $    1,177,753              $   1,114,569
                                                                           ---------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income                                  $            0              $     (86,965)
     Distributions from net realized gain on investment and
      futures transactions                                                              0                   (692,756)
                                                                           ---------------------------------------------
          Total Dividends and Distributions                                $            0              $    (779,721)
                                                                           ---------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                           $    3,194,181              $   7,365,405
    Proceeds from reinvested dividends                                            725,283                    249,907
    Cost of shares redeemed                                                      (640,085)                  (906,427)
                                                                           ---------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
          Capital Share Transactions                                       $    3,279,379              $   6,708,885
                                                                           ---------------------------------------------
TOTAL INCREASE IN NET ASSETS                                               $    4,457,132              $   7,043,733
NET ASSETS, BEGINNING OF PERIOD                                                11,405,560                  4,361,827
                                                                           ---------------------------------------------
NET ASSETS, END OF PERIOD                                                  $   15,862,692              $  11,405,560
                                                                           =============================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements June 30, 1997 (Unaudited)

Note 1.     ORGANIZATION

Integrity Fund of Funds, Inc. (the Fund) is registered under the
Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which in turn, invest principally in equity securities.

Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation -- Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

Federal and state income taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required.

Distributions to shareholders -- The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash.

Dividend income -- Dividend income is recognized on the ex-dividend date.

Futures contracts -- The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.     CAPITAL SHARE TRANSACTIONS

As of June 30, 1997, there were 1,000,000,000 shares of $.0001 par value authorized; 1,168,268 and 910,358 shares were outstanding at June 30, 1997 and December 31, 1996, respectively. Transactions in capital shares were as follows:
                                                        Shares
                                      ----------------------------------------
                                      For The Six Months         For The Year
                                            Ended                   Ended
                                        June 30, 1997            Dec. 31, 1996
                                      ----------------------------------------
Shares sold                                250,583                  589,294
Shares issued on reinvestment
of dividends                                57,884                   21,251
Shares redeemed                            (50,557)                 (70,936)
                                      ----------------------------------------
Net increase                               257,910                  539,609
                                      ========================================

Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $62,654 of investment advisory fees for the six months ended June 30, 1997. The Fund has a payable to ND Money Management, Inc. of $11,658 at June 30, 1997 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

ND Capital, Inc. is the Fund's principal underwriter. The Fund pays ND Capital service fees computed at an annual rate of 0.25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $17,404 of service fees for the six months ended June 30, 1997. The Fund has a payable to Capital of $3,238 at June 30, 1997 for
1998.   service fees.  Certain officers and directors of the Fund are also officers and directors of the underwriter. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the six months ended June 30, 1997 commissions earned by Capital, totaled $800 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0 .10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $10,733 of transfer agency fees for the six months ended June 30, 1997. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The
Fund has recognized $15,492 of accounting service fees for the six months ended June 30, 1997.

Note 5.     INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $2,475,000 and $440,453, respectively, for the six months ended June 30, 1997.

Note 6.     INVESTMENT IN SECURITIES

At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $13,265,649, and the net unrealized appreciation of investments based on the cost was $2,370,221, which is comprised of $2,370,221 aggregate gross unrealized appreciation and $0 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                                For the Six           For The Year           For The Year
                                                                Months Ended             Ended                  Ended
                                                                June 30, 1997      December 31, 1996      December 31, 1995
                                                                 (Unaudited)
                                                                -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $      12.53         $      11.76           $     10.00
                                                                -----------------------------------------------------------
Income from Investment Operations:
     Net investment income (loss)                               $       (.05)        $        .10           $       .22
     Net realized and unrealized gain (loss) on investment
      and futures transactions                                          1.10                  1.53                 2.30
                                                                -----------------------------------------------------------
         Total From Investment Operations                       $       1.05         $        1.63          $      2.52
                                                                -----------------------------------------------------------
Less Distributions:
     From net investment income                                 $        .00         $        (.10)         $      (.22)
     From net realized gain on investments                               .00                  (.76)                (.54)
                                                                -----------------------------------------------------------
         Total Distributions                                    $        .00         $        (.86)         $      (.76)
                                                                -----------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $      13.58         $       12.53          $     11.76
                                                                ===========================================================
Total Return                                                           16.76%(A)(B)          13.84%(A)            25.20%(A)

Ratios/Supplemental Data:
     Net assets, end of period (in thousands)                   $     15,863         $      11,406          $     4,362
     Ratio of net expenses (after expense assumption) to
      average net assets                                                1.62%(B)(C)           1.63%(C)             1.59%(C)
     Ratio of net investment income to average net assets               (.84)%(B)              .98%                4.00%
     Portfolio turnover rate                                            3.24%                50.11%               15.30%

(A)  Excludes contingent deferred sales charge of 1.5%.
(B)  Ratio was annualized.
(C)  During periods indicated above, ND Holdings, Inc. assumed   expenses of
     $18,145, $39,760 and $40,714, respectively. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.88%, 2.08% and 3.60%, respectively.